EXHIBIT 10.62 SUMMIT MIDSTREAM PARTNERS, LP 2022 LONG-TERM INCENTIVE PLAN 2023 LTIP GRANT AWARD AGREEMENT (Performance-based Phantom Units) Pursuant to this 2023 LTIP Grant Award Agreement, dated as of March [ ], 2023 (inclusive of the Grant Notice, Terms and Conditions of the 2023 LTIP Grant and Exhibit A attached hereto, this “Agreement”) and the Summit Midstream Partners, LP 2022 Long-Term Incentive Plan (the “Plan”), Summit Midstream GP, LLC (the “Company”), as the general partner of Summit Midstream Partners, LP (the “Partnership”), hereby grants to [_______________] (the “Participant”) the following Phantom Units within the meaning of the Plan (the “Award”). In the event of any conflict between the terms of this Agreement and the Plan (the terms and conditions of which are hereby incorporated into this Agreement by reference), the terms of the Plan shall control. Except as otherwise expressly provided herein, all capitalized terms used in this Agreement, but not defined, shall have the meanings provided in the Plan. The effectiveness of the Award requires your acceptance by executing and returning the signature page hereto within five days of the Grant Date and the Award may be revoked if not so accepted. GRANT NOTICE Subject to the terms and conditions of this Agreement, the principal features of the Award are as follows: Target Number of Phantom Units: [# of Units] Phantom Units, the maximum number that can be earned thereof is hereby granted in tandem with a corresponding DER, as further detailed in Section 3 below. Grant Date: March [ ], 2023 Performance Period: January 1, 2023 through December 31, 2025 Vesting of the Award:  Except as otherwise provided in this Agreement or the Plan, the Award shall vest (1) if and to the extent the Phantom Units are earned, based on the extent to which the Performance Criteria are achieved as determined by the Committee, as described in this Agreement, and (2) subject to the Participant’s continued Service as an Employee through the Payment Date (as defined in Section 5(a) below).  Notwithstanding the foregoing, the Phantom Units shall be subject to accelerated vesting as set forth in Section 4(b), Section 4(c), and Section 7 below. Performance Criteria: The Target Number of Phantom Units set forth above represents the number of Phantom Units that may vest pursuant to this Agreement if the Performance

2 Criteria set forth on Exhibit A hereto (the “Performance Criteria”) are achieved at the Target level; however, the actual number of Phantom Units that may vest pursuant to this Agreement will vary based upon the extent to which the Committee determines the Performance Criteria are achieved during the Performance Period in accordance with Exhibit A and subject to Section 4(b), Section 4(c) and Section 7 below. Termination of the Award: Except as otherwise described in the Plan or this Agreement, in the event of a termination of the Participant’s Service as an Employee for any reason prior to the Payment Date, all Phantom Units that have not vested prior to or in connection with such termination of Service shall thereupon automatically be forfeited by the Participant without further action and without payment of consideration therefor. Payment of the Award: Phantom Units that vest pursuant to this Agreement shall be paid to the Participant in the form of Units or, in the Company’s sole discretion, cash as set forth in Section 5 below.

3 TERMS AND CONDITIONS OF THE 2023 LTIP GRANT 1. Grant. The Company hereby grants to the Participant, as of the Grant Date, that certain Award described in the Grant Notice and consisting of a grant of the Phantom Units, subject to all of the terms and conditions contained in this Agreement and the Plan. Prior to actual payment in respect of any vested Phantom Unit, such Phantom Unit will represent an unsecured obligation of the Partnership, payable (if at all) only from the general assets of the Partnership. 2. 2023 LTIP Grant – In General. Each Phantom Unit that becomes vested pursuant to this Agreement shall represent the right to receive payment, in accordance with Section 5 below, in the form of one (1) Unit or, in the Company’s sole discretion, cash. Unless and until a Phantom Unit vests, the Participant will have no right to payment in respect of such Phantom Unit. 3. Grant of Tandem DER. Each Phantom Unit that may vest hereunder is hereby granted in tandem with a corresponding DER, which DER shall remain outstanding from the Grant Date until the earlier of the payment or forfeiture of the Phantom Unit to which it corresponds. Each vested DER shall entitle the Participant to receive payments, subject to and in accordance with this Agreement, in an amount equal to any distributions made by the Partnership in respect of the Unit underlying the Phantom Unit to which such DER relates. Such payments shall be made in cash to the extent the corresponding distribution was made in cash and shall be made in accordance with Section 5 below. The Company shall establish, with respect to the maximum number of Phantom Units in which the Participant can vest, a separate DER bookkeeping account for each such Phantom Unit (a “DER Account”), which shall be credited (without interest) on the applicable distribution dates with an amount equal to any distributions made by the Partnership during the period that such Phantom Unit remains outstanding with respect to the Unit underlying the Phantom Unit to which such DER relates. Upon the vesting of a Phantom Unit, the DER (and the DER Account) with respect to such vested Phantom Unit shall also become vested. Similarly, upon the forfeiture of a Phantom Unit (including with respect to Phantom Units in which the Participant does not vest based upon the Performance Criteria not being achieved at the maximum level), the DER (and the DER Account) with respect to such forfeited Phantom Unit shall also be forfeited. DERs shall not entitle the Participant to any payments relating to distributions occurring after the earlier to occur of the applicable Phantom Unit payment date or the forfeiture of the Phantom Unit underlying such DER. The DERs and any amounts that may become distributable in respect thereof shall be treated separately from the Phantom Units and the rights arising in connection therewith for purposes of Section 409A of the Code (including for purposes of the designation of the time and form of payments required by Section 409A of the Code). 4. Vesting and Termination. (a) Vesting. Except as otherwise provided in this Agreement or the Plan, the Phantom Units shall be earned and vest in such amount and at such time as are set forth in the Grant Notice above, with the Committee’s determination as to the extent, if any, to which the Performance Criteria are achieved to be made as soon as reasonably practicable, but not later than Friday, March 6, 2026 (the date the Committee makes such determination, the “Certification Date”), subject to the Participant’s continued Service through the

4 Payment Date (as defined in Section 5(a) below). In the event of the termination of the Participant’s Service as an Employee for any reason prior to the Payment Date, all Phantom Units that do not otherwise become vested or remain eligible to become vested in connection with such termination of Service shall thereupon automatically be forfeited by the Participant without further action and without payment of consideration therefor. (b) Termination of Participant’s Service as an Employee other than for Cause (other than by reason of death or Disability) or for Good Reason. Notwithstanding Section 4(a) above, and subject to Section 7 below, if the Participant’s Service as an Employee is terminated prior to the Payment Date by the Company or the Partnership other than for Cause (other than by reason of the Participant’s death or Disability) or, if applicable, by the Participant for Good Reason pursuant to and as defined in a written agreement between the Company and the Participant (each, a “Qualifying Termination”), then: i. if such termination of Service occurs in the first or second year of the Performance Period, the Phantom Units will vest as of the date of the Qualifying Termination, with the Performance Criteria deemed met at the Target level; and ii. if such termination of Service occurs in the third year of the Performance Period, or following the last day of the Performance Period but prior to the Payment Date, the Phantom Units will remain outstanding and will thereafter vest in accordance with Section 4(a) above as if the Participant had remained in the Service of the Company or the Partnership from the Grant Date through the Payment Date. (c) Termination of Service as an Employee by Reason of Death or Disability. Notwithstanding Section 4(a) above, and subject to Section 7 below, if the Participant’s Service as an Employee is terminated prior to the Payment Date by reason of the Participant’s death or Disability: i. if such termination of Service occurs prior to the end of the Performance Period, the Phantom Units will vest upon such termination of Service, with the Performance Criteria deemed met at the Target level; and ii. if such termination of Service occurs on or following the last day of the Performance Period, the Phantom Units will remain outstanding and will thereafter vest in accordance with Section 4(a) above as if the Participant had remained in the Service of the Company or the Partnership from the Grant Date through the Payment Date. (d) Termination of Service as an Employee for Cause or Resignation other than for Good Reason. For the avoidance of doubt, any Phantom Units that have not vested as of the date of the Participant’s termination of Service for Cause or due to the Participant’s resignation (other than a resignation for Good Reason pursuant to and as defined in a written agreement between the Company and the Participant) shall be forfeited and terminate.

5 5. Payment of Phantom Units and DERs. (a) Phantom Units. Phantom Units that become vested pursuant to this Agreement shall be paid to the Participant (or in the event of the Participant’s death, to the Participant’s estate) in the form of Units or, in the Company’s sole discretion, cash or a combination of both, in an amount equal to the Fair Market Value of a Unit, in a lump-sum as soon as reasonably practical, but not later than (i) for Phantom Units that become vested pursuant to Section 4(a), Section 4(b)(ii) or Section 4(c)(ii) above, seven (7) days following the Certification Date (the date of such payment, the “Payment Date”), (ii) for Phantom Units that become vested pursuant to Section 4(b)(i) or Section 4(c)(i) above or Section 7(b) below, thirty (30) days following the date of the Participant’s termination of Service, and (iii) for Phantom Units that become vested pursuant to Section 7(a) below, fifteen (15) days following the date of the Change in Control. (b) DERs. DERs with respect to Phantom Units that become vested pursuant to this Agreement shall be paid to the Participant (or in the event of the Participant’s death, to the Participant’s estate) in the form of a cash payment equal to the amount then credited to the DER Account with respect to such Phantom Unit that so vest at the same time as the Phantom Units that so vest are paid. (c) Potential Six-Month Delay. Notwithstanding anything to the contrary in this Agreement, no amounts payable under this Agreement shall be paid to the Participant prior to the expiration of the six (6)-month period following his or her “separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(h)) (a “Separation from Service”) to the extent that the Company determines that paying such amounts prior to the expiration of such six (6)-month period would result in a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code. If the payment of any such amounts is delayed as a result of the previous sentence, then on the first business day following the end of the applicable six (6)-month period (or such earlier date upon which such amounts can be paid under Section 409A of the Code without resulting in a prohibited distribution, including as a result of the Participant’s death), such amounts shall be paid to the Participant, without interest. 6. Tax Withholding. (a) In General. The Company and/or its Affiliates shall have the authority and the right to deduct or withhold, or to require the Participant to remit to the Company and/or its Affiliates, an amount sufficient to satisfy all applicable federal, state and local taxes (including the Participant’s employment tax obligations) that become due under applicable law with respect to any taxable event arising in connection with the Award. (b) Phantom Unit Matters. The Company and/or its Affiliates shall have the authority and right to satisfy such withholding amounts from proceeds of the sale of Units acquired upon vesting of the Phantom Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to this authorization). In satisfaction of the foregoing requirement, unless otherwise determined by the Committee (which determination may not be delegated), the Company and/or its

6 Affiliates shall withhold Units otherwise issuable in respect of such Phantom Units having a Fair Market Value equal to the sums required to be withheld. In the event that Units that would otherwise be issued in payment of the Phantom Units are used to satisfy such withholding obligations, the number of Units which shall be so withheld shall, unless otherwise approved by the Committee, not exceed the number of Units that would result in an accounting charge with respect to such Units used to pay such taxes. 7. Change in Control. Notwithstanding anything to the contrary in this Agreement, in the event of a Change in Control, the Performance Criteria of any Phantom Units that are outstanding and unvested immediately prior to the Change in Control (which, for the avoidance of doubt, will include any Phantom Units that, pursuant to Section 4(b)(ii) or Section 4(c)(ii) above, remain outstanding and subject to vesting in accordance with Section 4(a) above) shall be deemed to have been met immediately prior to the Change in Control based on the actual level of achievement of the Performance Criteria during the period beginning on the first day of the Performance Period and ending on the latest practicable date prior to the Change in Control, as determined by the Committee (in effect immediately prior to the consummation of the Change in Control) in its sole discretion. (a) Any Phantom Units as so scored shall vest immediately prior to the Change in Control if the Committee (in effect immediately prior to the consummation of the Change in Control) determines in good faith prior to the Change in Control that this Award will not be continued, assumed, substituted or replaced with an award that meets the requirements of Section 7(b) below. (b) Any Phantom Units, as so scored, shall not vest immediately prior to the Change in Control and shall remain subject to the terms and conditions of this Agreement, including accelerated vesting in the event of the termination of Participant’s Service pursuant to a Qualifying Termination or by reason of the Participant’s death or Disability, if the Committee (in effect immediately prior to the consummation of the Change in Control) determines prior to the Change in Control that this Award will be continued, assumed, substituted or replaced by the acquiror or surviving entity with an award that is either based (i) on shares of common stock or common units that, in each case, are traded on a national securities exchange and are registered under the Securities Exchange Act of 1934, as amended, or (ii) on a U.S. dollar-denominated cash award, in each case, having no less than equivalent economic value to the Phantom Units under this Agreement immediately prior to the Change in Control, as scored pursuant to this Section 7 above. 8. Rights as Unit Holder. Neither the Participant nor any person claiming under or through the Participant shall, with respect to any Phantom Units subject to the Award, have any of the rights or privileges of a holder of Units in respect of any Units that may become deliverable hereunder unless and until certificates representing such Units shall have been issued or recorded in book entry form on the records of the Partnership or its transfer agents or registrars, and delivered in certificate or book entry form to the Participant or any person claiming under or through the Participant. 9. Non-Transferability. Neither the Phantom Units nor the DERs nor any right of the Participant thereunder may be assigned, alienated, pledged, attached, sold or otherwise transferred

7 or encumbered by the Participant (or any permitted transferee) other than by will or the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company, the Partnership and any of their Affiliates. 10. Distribution of Units. Unless otherwise determined by the Committee or required by any applicable law, rule or regulation, neither the Company nor the Partnership shall deliver to the Participant, with respect to any payment relating to the Phantom Units under the Award, certificates evidencing Units issued pursuant to this Agreement and instead such Units shall be recorded in the books of the Partnership (or, as applicable, its transfer agent or equity plan administrator). All certificates for any such Units issued pursuant to this Agreement and all Units issued pursuant to book entry procedures hereunder shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities Exchange Commission, any stock exchange upon which such Units are then listed, and any applicable federal or state laws, and the Company may cause a legend or legends to be inscribed on any such certificates or book entry to make appropriate reference to such restrictions. In addition to the terms and conditions provided herein, the Company may require that the Participant make such covenants, agreements, and representations as the Company, in its sole discretion, deems advisable in order to comply with any such laws, regulations, or requirements. No fractional Units shall be issued or delivered pursuant to the Phantom Units and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of fractional Units or whether such fractional Units or any rights thereto shall be canceled, terminated, or otherwise eliminated. 11. Partnership Agreement. Units issued upon payment of the Phantom Units under the Award shall be subject to the terms of the Plan and the Partnership Agreement. Upon the issuance of Units to the Participant, the Participant shall, automatically and without further action on his or her part, (i) be admitted to the Partnership as a Limited Partner (as defined in the Partnership Agreement) with respect to the Units, and (ii) become bound, and be deemed to have agreed to be bound, by the terms of the Partnership Agreement. 12. No Effect on Service. Nothing in this Agreement or in the Plan shall be construed as giving the Participant the right to be retained in the employ or service of the Company or any Affiliate thereof. Furthermore, the Company and its Affiliates may at any time dismiss the Participant from employment or consulting free from any liability or any claim under the Plan or this Agreement, unless otherwise expressly provided in the Plan, this Agreement or any other written agreement between the Participant and the Company or an Affiliate thereof. 13. Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect. 14. Tax Consultation. None of the Board, the Committee, the Company nor the Partnership has made any warranty or representation to Participant with respect to the income tax

8 consequences that relate to the Award or the transactions contemplated by this Agreement, and the Participant represents that he or she is in no manner relying on such entities or their representatives for tax advice or an assessment of such tax consequences. The Participant understands that the Participant may suffer adverse tax consequences in connection with the Phantom Units and the DERs granted hereunder. The Participant represents that the Participant has consulted with any tax consultants that the Participant deems advisable in connection with the Award. 15. Amendments, Suspension and Termination. Subject to Section 8(b) of the Plan, the Committee may waive any conditions or rights under, amend any terms of, or alter this Agreement at any time, provided that no such change, other than pursuant to Section 8(c) of the Plan, shall materially reduce the rights or benefits of the Participant without the Participant’s consent. 16. Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and all applicable state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Phantom Units and the DERs are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. 17. Code Section 409A. Neither the Award nor any of the payments made pursuant to this Agreement are intended to constitute or provide for a deferral of compensation that is subject to Section 409A of the Code. To the extent that the Committee determines that the Award or any such payment is not exempt from Section 409A of the Code, the Committee may (but shall not be required to) amend this Agreement in a manner intended to comply with the requirements of Section 409A of the Code or an exemption therefrom (including amendments with retroactive effect), or take any other actions as it deems necessary or appropriate to (a) exempt the Award or the payments thereunder from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Phantom Units and the DERs, or (b) comply with the requirements of Section 409A of the Code. To the extent applicable, this Agreement shall be interpreted in accordance with the provisions of Section 409A of the Code. Notwithstanding anything in this Agreement to the contrary, to the extent that any payment or benefit hereunder constitutes non-exempt “nonqualified deferred compensation” for purposes of Section 409A of the Code, and such payment or benefit would otherwise be payable or distributable hereunder by reason of the Participant’s termination of Service, all references to the Participant’s termination of Service shall be construed to mean a Separation from Service, and the Participant shall not be considered to have a termination of Service unless such termination constitutes a Separation from Service with respect to the Participant. 18. Adjustments; Clawback. The Participant acknowledges that the Award is subject to modification and termination in certain events as provided in this Agreement and Section 8 of the Plan. The Participant further acknowledges that the Award and any payments made hereunder shall be subject to the provisions of any clawback policy that may be adopted as provided in Section 9(o) of the Plan.

9 19. Successors and Assigns. The Company or the Partnership may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company and the Partnership. Subject to the restrictions on transfer contained herein, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns. 20. Governing Law. The validity, construction, and effect of this Agreement and any rules and regulations relating to this Agreement shall be determined in accordance with the laws of the State of Delaware without regard to its conflicts of laws principles. 21. Consent to Jurisdiction and Services of Process; Appointment of Agent. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE PARTNERSHIP AGREEMENT, EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF THE STATE COURTS LOCATED IN THE STATE OF NEW YORK IN NEW YORK COUNTY AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PHANTOM UNITS, SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY (a) CONSENTS TO SUBMIT HIMSELF, HERSELF OR ITSELF TO THE PERSONAL JURISDICTION OF SUCH COURTS FOR SUCH ACTIONS OR PROCEEDINGS, (b) AGREES THAT HE, SHE OR IT WILL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND (c) AGREES THAT HE, SHE OR IT WILL NOT BRING ANY SUCH ACTION OR PROCEEDING IN ANY COURT OTHER THAN SUCH COURTS. EACH PARTY ACCEPTS FOR HIMSELF, HERSELF OR ITSELF AND IN CONNECTION WITH SUCH PARTY’S PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE AND IRREVOCABLE JURISDICTION AND VENUE OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY NON- APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH ACTIONS OR PROCEEDINGS. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, EACH PARTY AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. 22. Headings. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof. [Signature page follows]

10 The Participant’s signature below indicates the Participant’s agreement with and understanding that the Award is subject to all of the terms and conditions contained in the Plan, in this Agreement and the Grant Notice, and that, in the event that there are any inconsistencies between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall control. The Participant further acknowledges that the Participant has read and understands the Plan and this Agreement, which contain the specific terms and conditions of the Award. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Agreement or the Grant Notice. SUMMIT MIDSTREAM GP, LLC, a Delaware limited liability company By: __________________________________ SUMMIT MIDSTREAM PARTNERS, LP, a Delaware limited partnership By: Summit Midstream GP, LLC Its: General Partner By:__________________________________ “PARTICIPANT” ____________________________________ [Name]

A-1 EXHIBIT A Performance Criteria The Phantom Units may be earned based upon the achievement of the following Performance Criteria, as described below. In each case, if a Performance Criterion is earned at an amount that is at a point between two adjacent performance levels, the level at which the Performance Criterion shall be earned and the number of Phantom Units earned shall be determined by straight line interpolation between such points. All determinations as to the achievement of the Performance Criteria and the amount of Phantom Units that have been earned will be made by the Committee in its sole discretion and such determinations shall be final and binding. Performance Criteria when Performance Period Ends on December 31, 2025 Where the end of the Performance Period is December 31, 2025, the Performance Criteria shall include the Leverage Ratio and Relative Total Unitholder Return, as described below: Leverage Ratio Fifty percent (50%) of the Target Number of Phantom Units that may be earned will be based on our Leverage Ratio, which shall be the ratio of (i) the Consolidated Net Debt as of the end of the Performance Period to (ii) EBITDA for the period of the four (4) consecutive fiscal quarters most recently ended as of the calculation date. The terms “Consolidated Net Debt” and “EBITDA” shall have the meaning ascribed thereto in the Loan and Security Agreement, dated as November 2, 2021, among Summit Midstream Holdings, LLC, as borrower, Summit Midstream Partners, LP and certain subsidiaries from time to time party thereto, as guarantors, Bank of America, N.A., as agent, ING Capital LLC, Royal Bank of Canada and Regions Bank, as co-syndication agents, and Bank of America, N.A., ING Capital LLC, RBC Capital Markets and Regions Capital Markets as joint lead arrangers and joint bookrunners, attached as Exhibit 10.43 to the Partnership’s Form 10-K filed on February 28, 2022 (the “Credit Agreement”). For the avoidance of doubt, the Leverage Ratio shall be calculated in accordance with the terms of the Credit Agreement for the calculation of the “Total Net Leverage Ratio” as defined therein. Leverage Ratio Greater than or equal to 5.50x 5.0x 4.5x (Target) Less than or equal to 3.75x Payout Percentage 0% 50% 100% 200% Relative Total Unitholder Return Fifty percent (50%) of the Target Number of Phantom Units that may be earned will be based on our Total Unitholder Return (“TUR”) relative to the TUR or Total Shareholder Return (“TSR”), as applicable, of companies in the Peer Group (as defined below) at the conclusion of the Performance Period. Our TUR shall be determined as follows:

A-2 𝑻𝑼𝑹 𝐴𝑣𝑒𝑟𝑎𝑔𝑒 𝐹𝑎𝑖𝑟 𝑀𝑎𝑟𝑘𝑒𝑡 𝑉𝑎𝑙𝑢𝑒 𝑎𝑡 𝑒𝑛𝑑 𝑜𝑓 𝑃𝑒𝑟𝑓𝑜𝑟𝑚𝑎𝑛𝑐𝑒 𝑃𝑒𝑟𝑖𝑜𝑑 𝑑𝑖𝑣𝑖𝑑𝑒𝑛𝑑𝑠 𝑝𝑎𝑖𝑑 𝑜𝑣𝑒𝑟 𝑃𝑒𝑟𝑓𝑜𝑟𝑚𝑎𝑛𝑐𝑒 𝑃𝑒𝑟𝑖𝑜𝑑 𝐴𝑣𝑒𝑟𝑎𝑔𝑒 𝐹𝑎𝑖𝑟 𝑀𝑎𝑟𝑘𝑒𝑡 𝑉𝑎𝑙𝑢𝑒 𝑎𝑡 𝑏𝑒𝑔𝑖𝑛𝑛𝑖𝑛𝑔 𝑜𝑓 𝑃𝑒𝑟𝑓𝑜𝑟𝑚𝑎𝑛𝑐𝑒 𝑃𝑒𝑟𝑖𝑜𝑑 Average Fair Market Value means as of any given date, the volume-weighted average price of a common unit or share of common stock, as applicable, during the 20 consecutive trading dates ending on and including such date. 1. Peer Group. a. The Peer Group. The Peer Group shall include the following 13 companies: Targa Resources Corp. DCP Midstream, LP EnLink Midstream LLC NGL Energy Partners LP Crestwood Equity Partners LP Magellan Midstream Partners LP Genesis Energy LP NuStar Energy LP Equitrans Midstream Corp. DT Midstream Inc. Archrock, Inc. USA Compression Partners LP USD Partners LP b. Effect of Changes to Peer Group. i. If a company in the Peer Group becomes insolvent or liquidates, such company shall be included in the ranking of the TUR and TSR, as applicable, of companies in the Peer Group but will be ranked last. ii. If a company in the Peer Group is acquired or merged into another company and is not the surviving company, or as a result of any other corporate transaction, such company shall be removed from the Peer Group. 2. Ranking Peer Group for Purposes of Percentile Determination. The TUR or TSR, as applicable, for each of the companies in the Peer Group (for the avoidance of doubt, excluding the Company) shall be ranked from highest to lowest TUR or TSR, as applicable, (rounded, if necessary, to one-tenth of a percentage point by application of regular rounding) and the Company’s TUR shall be compared to such ranking to determine the Company’s relative TUR ranking. Ranking in Peer Group 0th Percentile 25th Percentile 50th Percentile (Target) 75th Percentile or Greater Payout Percentage 0% 50% 100% 200%

A-3 Performance Criteria when Performance Period Ends on the Latest Practicable Date Prior to a Change in Control Where the end of the Performance Period is the latest practicable date prior to a Change in Control, the Target Number of Phantom Units that may be earned will be calculated as follows: 𝐶𝑢𝑚𝑢𝑙𝑎𝑡𝑖𝑣𝑒 𝑅𝑒𝑡𝑢𝑟𝑛 𝐶𝑖𝐶 𝑃𝑟𝑖𝑐𝑒 $16.68 / 1 *$16.68 represents the closing price of a Unit on December 30, 2022. N = Number of days from 12/31/2022 to Change in Control closing date divided by 365 CiC Price shall equal the amount determined in clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows: (i) the per Unit price offered to Unit holders in any merger or consolidation, (ii) the per Unit value of the Units immediately before the Change in Control without regard to assets sold in the Change in Control and assuming the Company or the Partnership, as applicable, has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per Unit in a dissolution transaction, (iv) the price per Unit offered to Unit holders in any tender offer or exchange offer whereby a Change in Control takes place, (v) if such Change in Control occurs other than pursuant to a transaction described in clauses (i), (ii), (iii), or (iv) hereof, the Fair Market Value per Unit of the Units that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the Committee as of the date determined by the Committee to be the date of termination or cancellation and surrender of such Awards, or (vi) the Fair Market Value per Unit as determined by the Committee, if the methods described in clauses (i), (ii), (iii), (iv) or (v) hereof, are determined by the Committee to be inapplicable or a less accurate measure of Fair Market Value per Unit. In the event that the consideration offered to unitholders of the Partnership in any transaction described herein that constitutes a Change in Control as defined in the Plan consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash. Cumulative Return to Shareholders on Change in Control Less than or equal to 5% 15% (Target) Equal to or greater than 25% Payout Percentage 50% 100% 200%